Exhibit 10.1

                    Agreement of Sale and Purchase Of Assets

This Agreement of Sale and Purchase Of Assets ("Agreement") is entered into as of the 26th day of July 1996, and becoming effective on the date hereafter referred to as the Closing Date, by and between Denis R. Murdock, dba The Murdock Group, a sole proprietorship located at 5295 South 300 West, Suite 475, Murray, UT 84107 (801) 268- 3232 ("Seller"), and Envision Enterprises, L.L.C., a Utah Limited Liability Company, ("Purchaser").

Whereas, Seller owns and operates a career-outplacement consulting business located in the Salt Lake City area;

Whereas, Seller is the author and owner of all rights in a copyrighted work currently entitled "The Job Seeker's Bible";

Whereas, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser the Seller's Assets connected with the Seller's business upon the terms described in this and related Agreements;

Whereas, Purchaser desires to purchase the copyright to "The Job Seeker's Bible" and all previous versions of the work (hereunder jointly referred to as the "Work") together with exclusive rights to publish, promote, reproduce and distribute the Work, and Seller desires to sell to Purchaser the copyright to the Work together with exclusive rights to publish, promote, reproduce and distribute the Work, upon the terms described in this and related Agreements.

Now, Therefore, in consideration of the mutual agreements set forth herein, the parties agree as follows:

1. Sale and  Purchase  of Business

a. Assets. Seller shall sell to Purchaser, and Purchaser shall purchase from Seller all of Seller's interest in all the business assets, goodwill and rights owned by Seller and used in the operation of Seller's business, including (i) the right to use Seller's business name, (ii) the assets listed in the Bill of Sale and Assignment attached as Exhibit "A", and (iii) all memberships, proprietary information, licenses, service marks, service names, trade names, and copyrights, including the copyright to the Work. Seller shall transfer the assets free and clear of all liabilities and liens except as provided by this Agreement.

b. Consulting. Seller shall provide consulting and training services to Purchaser as requested by Purchaser at its offices, including but not limited to marketing, advertising, career counseling, financial counseling, consulting skills, and all other abilities, skills and strategies of Seller relating to its business in order to facilitate the most effective and efficient transfer of successful business operations and administration, upon the terms and conditions described in the Consulting Services Agreement attached as Exhibit B.

c.Transfer of Copyright. Seller shall sell to Purchaser the copyright to the Work with exclusive rights to publish, promote, reproduce and distribute the Work, upon the terms and conditions described in the Marketing, Royalty and Publishing Agreement attached as Exhibit "C".

2.  Payment  for  Seller's  Assets

As full payment for Seller's assets, Purchaser shall, at the Closing, pay to Seller the sum of $35,000.00 for those assets listed in the Bill of Sale and Assignment attached as Exhibit "A".

3. Payment for Seller's  Consulting


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As full payment for Seller's consulting,  Purchaser shall, on or before November
1,1996, pay to Seller the sum of $15,000.00 for consulting services provided to Purchaser according to the terms and conditions described in the Consulting Services Agreement attached as Exhibit "B". All payments may be made by Purchaser to Seller by personal or certified check or money order, and shall be mailed to Seller's address at 2397 East Boyes Street, Salt Lake City, UT 84117, or such other address as may be provided by Seller to Purchaser.

4. Payment of Advanced Royalties

In consideration for the sale and purchase of the copyright to the Work with exclusive rights to publish, promote, reproduce and distribute the Work, Purchaser shall, on or before January 1,1997, pay to Seller the sum of $26,500.00 in advanced royalties relating to the sale of the Work. On or before April 1,1997, Purchaser shall pay to Seller the sum of $26,500.00 in additional advanced royalties, according to the terms and conditions described in the Marketing, Royalty and Publishing Agreement attached as Exhibit "C". All payments may be made by Purchaser to Seller by personal or certified check or money order and shall be mailed to Seller's address at 2397 East Boyes Street, Salt Lake City, UT 84117, or such other address as may be provided in writing by Seller to Purchaser.

5.  Security  Interes

All payment obligations of Purchaser to Seller shall be secured by a security interest in all assets listed in the Bill of Sale and Assignment attached as Exhibit "A", and Purchaser hereby consents to the filing and signing of a UCC-1 Financing Statement, attached as Exhibit "D", and Purchaser shall pay all filing, transfer and documentary fees payable in connection with this filing.

6. Personal  Guarantees

Full payment obligations of Purchaser to Seller shall be personally guaranteed by Heather Stone and KC Holmes pursuant to the terms of the Personal Guarantee attached as Exhibit "E".

7. Closing

The date that this Agreement becomes effective is the date that the Closing actually takes place ("Closing Date"). The Closing Date shall be on or before 10:00 a.m. on the 1st day of August, 1996, at Seller's office. If either party is entitled not to close on the scheduled date because a condition has not been met, that party may postpone the Closing Date by giving at least 24 hours notice to the other party, until the condition has been met, but in no event to a date later than the 1st day of August, 1996.

8.  Seller's
Obligations at Closing

a. Deliver to Purchaser:

signed by Seller;

(1) Agreement
of Sale and Purchase of Assets (this  Agreement)

(2) Bill of Sale and Assignment
signed by Seller in the form attached as Exhibit "A" and attached Schedules "A", "B" and "C":

(3) Consulting Services Agreement signed by Seller in the form attached as Exhibit "B";

(4) Marketing, Royalty and Publishing Agreement signed by Seller in the form attached as Exhibit "C".

(5) Any other instruments of assignment and transfer necessary to vest in Purchaser good and marketable title to Seller's Assets;

(6) All contracts and records relating to Seller's Assets, business history and operational statistics;

(7)All documents required by this
Agreement, including word processing or desktop publishing diskettes of the Work.

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b. Seller shall facilitate in a timely manner the transfer of its building lease to Purchaser under the same terms and conditions, subject to the normal qualifications required by the building owners and property leasing managers.

c. Seller shall facilitate in a timely manner the transfer of its professional memberships, including the Greater Salt Lake Chamber of Commerce and the Society of Human Resource Management (SHRM) to Purchaser.

9. Purchaser's Obligations at Closing.

a. Deliver to Seller:
(1)Agreement  of  Sale  and  Purchase  of  Assets  (this  Agreement)  signed  by
Purchaser;

(2)Bill of Sale and Assignment signed by Purchaser in the form attached as Exhibit "A" and attached Schedules "A", "B" and "C";

(3) Consulting  Services  Agreement signed by Purchaser in the form

(4)Marketing, Royalty and Publishing Agreement signed by Purchaser in the form attached as Exhibit "C"; Exhibit "D";

(5) UCC-1 Financing  Statement  signed by Purchaser  attached as

(6) Personal Guarantee signed by Heather Stone and KC Holmes attached as Exhibit "E".

(7). Deliver to Seller all documents required by this Agreement.

b. Purchaser shall cooperate in a timely manner in providing any and all information necessary to pursue the terms and conditions of this Agreement, including the transfer of all leases to Purchaser.

10.  Representations  and  Warranties  by Seller.

a. Organization. Standing and Qualification. Seller is an individual doing business as a sole proprietorship under the business name "The Murdock Group." Seller is not a corporation or a partnership. Seller is authorized to carry on its business as now conducted and to own and operate its properties in the places where such properties are now located; and Seller is authorized and licensed to do business in the city of Murray. The performance of this Agreement by Seller will not result in a default or breach of any other agreement to which Seller is a party. Seller has the authority to enter into this Agreement.

b. Financial and Statistical Records. The copies of the financial and statistical records given to Purchaser and prepared by Seller are complete and correct, have been prepared from the records of Seller in accordance with generally accepted accounting principles and fairly present the financial condition of Seller as of their dates and the results of its operations for the periods covered thereby.

c. Taxes and Other Costs. All taxes and assessments imposed by any taxing authority, whether federal, state, local, or otherwise which are due or payable by Seller, and all interest and penalties thereon, have been paid in full. All tax returns required to be filed have been accurately prepared and filed. Seller has not been delinquent in the payment of any tax, assessment or governmental charge or deposit and has no tax claim outstanding or proposed against it, and there is no basis for any such claim. Seller's federal income tax returns have been filed with the IRS, and the state income tax returns have been filed with the State of Utah, for all years through 1995. There is no current extension with respect to the date on which any tax return of Seller is due, or any waiver or agreement by Seller for the extension for the assessment of any tax.

d. Litigation. There is no claim, order, investigation or other proceeding, against Seller, its properties, or business or the transactions contemplated by this Agreement, and Seller knows of no basis for the same.

 e.  Compliance With Laws.
Seller has complied with all laws applicable to its business. The ownership and use of Seller's Assets as well as the conduct of its business will not conflict


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with the  rights of any other  person  or  entity,  and will not cause a default under any agreement to which Seller is a party. Seller is not aware of any proposed laws, condemnations or other proceedings which would affect its business or Seller's Assets.

f. Title to Assets. Seller has good title to Seller's Assets. None of Seller's Assets are subject to any lien, lease, license, or adverse claim, except the current lease on the postage meter and postage scale. Seller's Assets are in good operating condition and repair, are suitable for the purposes used, and are adequate for all current operations of Seller.

g. Copyrights. Seller owns or possesses the licenses or other rights to use all copyrights, trademarks, service marks, service names, trade names, patents, trade secrets and other proprietary rights relating to the Work and which are necessary to conduct Seller's business as it is presently operated. Seller represents that Seller is not infringing upon any copyrights, trademarks, service marks, service names, trade names, patents, licenses, trade secrets or other proprietary rights owned by any other person relating to the Work and Seller's business, and there is no claim or action by any such person pending, or threatened, with respect thereto.

h. Disclosure. All of Seller's representations made in this Agreement and its related documents are true and contain no untrue statements and do not omit important facts.

11.Representations  and Warranties by Purchaser.

Purchaser is a Limited Liability Company organized and in good standing under the laws of Utah and has full authority to enter into this Agreement and to carry on its business and to own and operate its properties. Purchaser agrees to file within 30 days of Closing Date the UCC-1 Financing Statement. All other actions required to be taken by Purchaser relating to the signing of this Agreement shall have been taken at or prior to the Closing. The performance of this Agreement by Purchaser will not result in a default of any Agreement to which Purchaser is a party. Purchaser has the authority to enter into this Agreement. There is no claim, order, investigation or other proceeding against Purchaser relating to the transaction contemplated by this Agreement, and Purchaser does not know or have any reason to be aware of any basis for the same. Purchaser shall keep Seller reasonably informed of current home address and telephone number for Heather Stone and KC Holmes.

12. Access to Information  and  Documents.

Upon Purchaser's request, Seller shall give Purchaser access to Seller's properties, documents and records and shall furnish copies of documents requested by Purchaser before Closing Date.

13. Release and Use of Name.

Seller hereby exclusively assigns to Purchaser its right, title, interest, ownership and goodwill in or to the name or trade name "The Murdock Group." At Purchaser's request Seller shall sign whatever additional documents may be necessary to release and allow Purchaser to use the name "The Murdock Group."

a. Seller hereby agrees that it shall not employ or use in any manner the name or trade name "The Murdock Group."

b. Seller shall not instruct or authorize others to use, in any manner, the name or trade name "The Murdock Group."

c. The parties understand and agree that Seller shall be authorized to use the name or trade name "The Murdock Group" solely for the limited purpose of collecting outstanding accounts receivable owed to Seller prior to the Closing date until all collections of these outstanding accounts receivable are complete and final.

d. Purchaser agrees and acknowledges that Seller may use the name "Murdock" in connection with goods and services outside the field of career planning and job search assistance.

14.   Seller Indemnification.


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Seller hereby indemnifies and agrees to hold Purchaser harmless from:

a. Any loss suffered by Purchaser because a representation was not true, a warranty was breached or a duty was not performed by Seller contained in this Agreement or a related document;

b. Any loss suffered by Purchaser in connection with any of Seller's liabilities which are not assumed by Purchaser in accordance with paragraph la of this Agreement.

c. Any liabilities or debts of Seller, which exist as of the Closing Date or which arise after that date but which are based upon any transaction, state of facts or other condition which occurred on or before the Closing Date; provided however, that Seller shall not indemnify Purchaser from any liabilities or debts of Seller that have been assumed by Purchaser, including but not limited to, office space lease, postage equipment lease, professional memberships, telephone and utility expenses, liability insurance premiums, and advertising contracts.

d. Any claims, judgments and expenses, including legal fees, incurred for any of the foregoing or for attempting to avoid or oppose the same or for enforcing this indemnity.

15. Purchaser  Indemnification.

Purchaser hereby indemnifies and agrees to hold Seller harmless from:

a. Any loss suffered by Seller because a representation by Purchaser was not true, a warranty was breached by Purchaser or a duty was not performed by Purchaser contained in this Agreement or a related document;

b. Any liabilities or debts of Seller assumed by Purchaser under this Agreement referred to in paragraph 14c; and

c. Any claims, judgments and expenses, including legal fees, incurred for any of the foregoing or for attempting to avoid or oppose the same or for enforcing this indemnity.

16.  Notices.

Any notices described under this Agreement shall be in writing and shall be deemed given when personally delivered or mailed by first class mail, addressed to the parties at the addresses set forth above.

17.  Legal and Other Costs.

In the event any party defaults ("Defaulting Party") in its obligations under this Agreement and the other party ("Non-Defaulting Party") seeks to enforce its rights against the Defaulting Party, then the Defaulting Party shall promptly pay to the Non-Defaulting Party all expenses, including attorney's fees, incurred in connection with such enforcement. Any payment owed to the Non-Defaulting Party because of the Defaulting Party's default shall bear interest at 2% per month from the time the payment should have been made until the time it actually is paid.

18. Miscellaneous.

a. All covenants and agreements contained herein shall be binding upon and inure to the benefit of each party, its successors and assigns, and each individual party hereto and his/her heirs, personal representatives, successors and assigns. This Agreement may not be assigned by either party hereto without the prior written consent of the non- assigning party.

b. This writing contains the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

c. This Agreement shall not be modified, amended, waived or terminated except by written agreement signed by all the parties.

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d. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement or any provision hereof.

e. This Agreement and any amendments shall be construed both as to validity and performance and enforced in accordance with the laws of the State of Utah.

f. Each party shall cooperate and take such further action as may be reasonably requested by any other party to carry out the provisions and purposes of this Agreement.

g. No waiver of any default is valid unless in writing and signed by the waiving party, and no such waiver shall be deemed a waiver of any subsequent default.

h. The paragraph headings are for the purposes of convenience only and are not intended to define or limit the contents of the paragraphs.

i. Any information revealed pursuant to this Agreement or previously in the course of negotiations shall be held in confidence and solely for the purpose of consummating this Agreement in allowing the parties to exercise prudent care. If this Agreement is not consummated, no further use shall be made of such information (except to the extent such information was already known prior to this Agreement) and the parties may be held accountable for any unauthorized use. If this Agreement is not consummated, the parties shall return all documents received from any party in connection with this Agreement. If this Agreement is consummated, neither party shall disclose any information concerning the other party's business or the terms of this Agreement except (i) as approved by the other party, (ii) as necessary for the conduct of the Purchaser's or Seller's business, (iii) as required by law, or (iv) as is ascertainable from public information.

j. In the event of any action at law or equity between the parties arising out of this Agreement, the unsuccessful party covenants and agrees to pay to the successful party all costs and expenses thereof, including reasonable attorney's fees and court costs, regardless of whether suit is commenced.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

          SELLER:
          /s/Denis R. Murdock
          -------------------
          Denis R. Murdock, doing business under the name "The Murdock Group"

          PURCHASER:
          Envision Enterprises, L.L.C.

          /s/Heather Stone
          ------------------
          Heather Stone, Member

          /s/KC Holmes
          -----------------
          KC Holmes, Member


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